UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               JULY 7, 2006


                       EMPIRE PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)

      Delaware                    001-16653               73-1238709
(State or other jurisdiction
of incorporation)          (Commission File Number)    (I.R.S. Employer
                                                      Identification No.)

8801 S. Yale, Suite 120, Tulsa, Oklahoma                  74137-3575
(Address of principal executive offices)                  (Zip Code)

(918) 488-8068
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of July 7, 2006, the Board of Directors of the registrant appointed Montague H. Hackett to the registrant's Board of Directors in order to fill a vacancy on the Board. Mr. Hackett graduated from Princeton University and Harvard Law School and practiced law in New York from 1959 to 1972. Since that time he has been associated with both the oil and mining industries serving as an executive and director of several companies. He currently is Co-Chairman of Victory Ventures, an investment firm and resides in New York.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EMPIRE PETROLEUM CORPORATION


Date: July 12, 2006                              By: /s/ Albert E. Whitehead
                                                 Albert E. Whitehead
                                                 Chief Executive Officer